UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

July 1, 2019

Date of Report (Date of earliest event reported)

OWENS-ILLINOIS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9576 (Commission File Number)	22-2781933 (IRS Employer Identification No.)

One Michael Owens Way Perrysburg, Ohio (Address of principal executive offices)	43551-2999 (Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 par value	OI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01.                               REGULATION FD DISCLOSURE.

On July 1, 2019, Owens-Illinois, Inc. (the “Company”) issued a press release announcing the completion of its acquisition of Nueva Fábrica Nacional de Vidrio, S. de R.L. de C.V., a glass packaging facility in Mexico, from Grupo Modelo, an affiliate of Anheuser-Busch InBev SA/NV. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.                               FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                                                                 Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS, INC.

Date: July 1, 2019	By:	/s/ John A. Haudrich
	Name:	John A. Haudrich
	Title:	Senior Vice President and Chief Financial Officer